Exhibit 10.53

SECOND AMENDMENT TO TIME SHARING AGREEMENT

On January 28, 2009, Altria Client Services Inc. (“Operator”) and Michael E. Szymanczyk (“User”) entered into a Time Sharing Agreement (the “Agreement”). Pursuant to paragraph 12 of the Agreement, Operator and User amended the Agreement effective November 12, 2009. The parties wish to further amend the agreement effective October 14, 2010 as follows:

1.	Exhibit A to the Agreement is deleted in its entirety and is replaced with Exhibit A attached to this amendment.

Except as modified in this amendment, all other terms and conditions of the Agreement remain in full force and effect. The persons signing below warrant their authority to sign.

Operator:	User:

ALTRIA CLIENT SERVICES INC.	MICHAEL E. SZYMANCZYK

CHARLES N. WHITAKER

/s/ Charles N. Whitaker	/s/ Michael E. Szymanczyk

EXHIBIT A

Registration Number	Serial Number	Aircraft Description
N802AG	5245	2009 Gulfstream Aerospace Corporation G550 Aircraft
N803AG	4194	2010 Gulfstream Aerospace Corporation G450 Aircraft
N804AG	4199	2010 Gulfstream Aerospace Corporation G450 Aircraft

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